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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       February 9, 2000
                                                -------------------------------

                              MagneTek, Inc.
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             (Exact name of registrant as specified in its charter)

                               Delaware
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               (State or other jurisdiction of incorporation)

         1-10233                                            95-3917584
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(Commission File number)                   (I.R.S. Employer Identification No.)

26 Century Boulevard, Nashville, Tennessee                            37214
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code       (615) 316-5100
                                                  -----------------------------

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          (Former name or former address, if changed since last report)

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Item 5.  Other Events
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         This report consists of a press release relating to the amendment and restatement of MagneTek, Inc.'s the Stockholder Rights Plan of MagneTek, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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      c.        Exhibits

                99.1     February 9, 2000 Press Release of MagneTek, Inc.

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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:    February 29, 2000





                               MAGNETEK, INC.

                               By:     /s/ Samuel A. Miley
                                  ------------------------------
                                       Samuel A. Miley, Esq.
                                  Vice President, General Counsel and Secretary